Exhibit 3.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:23 PM 03/14/2005
FILED 06:28 PM 03/14/2005
SRV 050212809 — 3939737 FILE
TRUSTWAVE HOLDINGS, INC.
CERTIFICATE OF INCORPORATION
     The undersigned Incorporator, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code 1953, as amended (the “DGCL”), does hereby certify as follows:
FIRST
     The name of the corporation is TrustWave Holdings, Inc. (the “Corporation”).
SECOND
     The registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, State of Delaware. The name of the registered agent at that address is The Corporation Trust Company.
THIRD
     The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the DGCL.
FOURTH
     The name and mailing address of the incorporator is as follows:

Name	Address

Phillip J. Smith	201 Defense Highway, Suite 100
Annapolis, Maryland 21401
FIFTH
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 106,674,191 shares, divided into (i) 84,216,300 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 78,187,857 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,028,443 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 22,457,891 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”), and (B) 11,505,258 shares shall be designated as Series

A-2 Preferred Stock (the “Series A-2 Preferred Stock,” together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”).
B. SERIES A PREFERRED STOCK TERMS.
     The issuance price of the Series A-1 Preferred Stock shall be $0.971506 per share (the “Series A-1 Original Issuance Price”), and the Series A-2 Preferred Stock shall be $0.433968 per share (the “Series A-2 Original Issuance Price”) (the Series A-1 Original Issuance Price and Series A-2 Original Issuance Price are sometimes individually referred to as the applicable “Series A Original Issuance Price”) (subject to equitable adjustment for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar events). The number of shares of Series A Preferred Stock that may be issued may be decreased, at any time and from time to time, by resolution of the Board of Directors of the Corporation (the “Board”); provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding. The Series A Preferred Stock shall have the following rights, designations, preferences, qualifications, privileges, limitations and restrictions:
          1. Rank. The Series A Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.
          2. Voting. Except as may be otherwise provided in this Certificate or required by law, the Series A Preferred Stock shall vote, together with all other classes and series of stock of the Corporation who are entitled to vote on any matter, as a single class on all actions to be taken by the stockholders of the Corporation, including without limitation, increasing or decreasing the number of authorized shares of Common Stock. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each action on which such holder votes as shall equal the number of shares of Class A Common Stock into which each share of Series A Preferred Stock is then convertible.
          3. Dividends.
          (a) Series A Preferred Stock. Dividends on each outstanding share of Series A Preferred Stock shall accrue annually and be cumulative, at the annual rate of (i) for each share of Series A-1 Preferred, $0.045651, and (ii) for each share of Series A-2 Preferred, $0.043458 (collectively, the “Accrued Dividends”), payable only upon (x) liquidation, dissolution or winding up of the Corporation as provided in Section 4 of this Article Fourth, (y) redemption of the Series A Preferred Stock as provided in Section 7 of this Article Fourth, and (z) when, as and if declared by the Board, and not otherwise, and in all cases only to the extent permitted under the DGCL. Upon redemption of the Series A Preferred Stock, all unpaid Accrued Dividends, whether or not earned or declared, to and until the date of such redemption, shall become immediately due and payable and shall be paid in full to the extent permitted under the DGCL.
          (b) Participating Dividends. The holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock for which an adjustment to the applicable Conversion Price (as defined below) is made pursuant to Section 6 of this Article Fourth) are paid with respect to the Class A Common Stock (treating each share of Series A Preferred Stock as being equal to the number of shares of Class A Common Stock into which such share of Series A Preferred Stock is then convertible) when, as and if declared by the Board (“Participating Dividends”).
     4. Liquidation
          (a) Preference. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Preferred Stock, to be paid an amount equal to the applicable Series A Original Issuance Price per share of such Preferred Stock plus, in the case of each such share, an amount equal to any Accrued Dividends unpaid thereon, less, in case of each such share, any Participating Dividends received (such amount payable with respect to one share of Series A Preferred Stock being sometimes referred to as the “Liquidation Preference Payment” and with respect to all shares of Series A Preferred Stock being sometimes referred to as the “Liquidation Preference Payments”). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to the holders of the Series A Preferred Stock of the full amount of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series A Preferred Stock based on the portion of the Liquidation Preference Payments each such holder is otherwise entitled to receive. After the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of shares of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock.
          (b) Consolidation, Merger, Etc. The consolidation or merger of the Corporation into or with any other entity or entities that results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except (i) if the Corporation is the surviving entity, or (ii) for a merger solely to effect a reincorporation of the Corporation in another state), and the sale, transfer or other disposition by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Article Fourth unless the holders of at least 66 ? % of the then outstanding shares of Series A Preferred Stock (the “66 ? % Series A Stockholders”), voting separately as a class, elect otherwise. In connection with any such transaction contemplated by the preceding sentence, all consideration payable to the stockholders of the Corporation, in connection with a merger or consolidation, or all consideration payable to the Corporation, together with all other available assets of the Corporation (net of obligations owed by the Corporation), in the case of a sale of assets, shall be paid to and, in the case of a merger or consolidation, deemed distributed (to the fullest extent permitted by law) or, in the case of a sale of assets, available for distribution and payment as provided herein, to the holders of capital stock of the Corporation in accordance with the preference and priorities set forth in this Section 4, with such preferences and priorities specifically intended to be applicable in any such merger, consolidation or sale of assets as if the same were a liquidation, dissolution or winding up of the Corporation. If applicable, the Corporation shall either (i) cause the agreement and plan of merger or consolidation to provide as a consequence of such merger or consolidation for the conversion of the Series A Preferred Stock into the right to receive an amount (either in cash, or, at the option of the 66 ? % Series A Stockholders in the case of a merger or consolidation for stock, stock of the surviving corporation) equal to the applicable amount payable under this Section 4 or (ii) immediately concurrent with the consummation of the sale of all or substantially all of the assets of the Corporation, cause the redemption of all outstanding shares of the Series A Preferred Stock for an amount either in cash or, at the option of the 66 ? % Series A Stockholders in the case of a sale of assets for stock, stock of the surviving corporation equal to the applicable amount payable under this Section 4. In the event of the foregoing redemption, (i) the Corporation shall revalue its assets and liabilities to the fullest extent permitted by law to determine lawfully available funds for such redemption, and (ii) if the Corporation shall not have such funds available to redeem all such shares, the Corporation shall redeem such shares ratably in proportion to the amount payable to the holders thereof under this Section 4, to the fullest extent of available funds as the same become available.
          (c) Distributions Other than Cash. Whenever the distribution provided for in this Section 4 shall be payable in whole or in part in property other than cash, the value of any property distributed shall be the fair market value of such property as reasonably determined in good faith by the Board. All distributions of property other than cash made hereunder shall be made, to the maximum extent possible, pro rata with respect to each series and class of Preferred Stock and Common Stock in accordance with the liquidation amounts payable with respect to each such series and class under this Section 4.
     5. Protective Provisions. Without the prior written consent or affirmative vote of the 66 ? % Series A Stockholders, consenting or voting, as the case may be, separately as a class, the Corporation shall not:
          (a) Amend, alter, change, waive or repeal any provisions of, or add any provisions to, this Certificate or the Bylaws of the Corporation relating to the rights of the Series A Preferred Stock or the number of authorized shares of

Preferred Stock or Common Stock or the number of authorized directors of the Board; or
          (b) Authorize or issue any securities of the Corporation (or any instrument convertible or exchangeable into a security of the Corporation) senior to or on parity with the Series A Preferred Stock in any respect.
At such time as less than forty percent (40%) of the Series A Preferred Stock originally issued by the Corporation remains outstanding, the provisions of Section 5 of this Article Fifth shall automatically terminate and be of no further force and effect.
          6. Conversion The holders of Series A Preferred Stock shall have the following conversion rights (the “Series A Preferred Conversion Rights”):
          (a) Right to Convert Each share of Series A-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $0.433968, as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes (the “Series A Designated Price”) by the Series A-1 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-1 Preferred Stock (the “Series A-1 Conversion Price”) shall initially be $0.433968 per share. Each share of Series A-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing the Series A Designated Price by the Series A-2 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-2 Preferred Stock (the “Series A-2 Conversion Price”) (the Series A-1 Conversion Price and Series A-2 Conversion Price are sometimes individually referred to as the applicable “Conversion Price”) shall initially be $0.433968 per share. The Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Class A Common Stock, shall be subject to adjustment as provided below.
          (b) Automatic Conversion All shares of Series A Preferred Stock then outstanding shall automatically be converted into shares of Class A Common Stock, at the then effective Conversion Price, upon (i) the vote or consent in writing of the 66 ? % Series A Stockholders that all of the Series A Preferred Stock shall be converted into shares of Class A Common Stock, or (ii) upon the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), in which (A) the public offering price is greater than $4.27 per share (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes) less all Participating Dividends and Accrued Dividends distributed, and (B) the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least $25,000,000 (a “Qualified Public Offering”).
          (c) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Series A Preferred Stock.
          (d) Mechanics of Conversion
               (i) Except as provided in subparagraph (ii) below, in order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates representing such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any portion of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (“Series A Preferred Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Qualified Public Offering, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Series A Preferred Conversion Date, issue and deliver to the holder of such Series A Preferred Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Series A Preferred Stock, together with cash in lieu of any fractional share.
               (ii) In the event of a conversion pursuant to Section 6(b) above, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agents. Such automatic conversion shall be deemed to have been made on the effective date of the applicable vote or written consent or immediately prior to the closing of the Qualified Public Offering, as the case may be, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on such date, which date shall be the “Automatic Conversion Date.” Immediately upon such automatic conversion, all shares of Series A Preferred Stock shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate, except only the right of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates representing the number of shares of Class A Common Stock into which such Series A Preferred Stock has been converted, together with cash in lieu of any fractional share, as provided in Section 6(c) above. In the event that the automatic conversion of Series A Preferred Stock is pursuant to the vote or consent of the 66 ? % Series A Stockholders, the 66 ? % Series A Stockholders shall give written notice (the “Majority Conversion Notice”) to the Corporation and to each other holder of Series A Preferred Stock promptly following the vote or consent, as applicable, that the shares of Series A Preferred Stock shall be converted to Class A Common Stock. In the event that the automatic conversion of Series A Preferred Stock is in connection with a Qualified Public Offering, the Corporation shall give the holders of Series A Preferred Stock reasonable notice of, but in no event less than fifteen (15) business days prior to, the closing of the Qualified Public Offering. Promptly following the date on which the 66 ? % Series A Stockholders give the Majority Conversion Notice or at the closing of the Qualified Public Offering, as the case may be, each holder of Series A Preferred Stock shall surrender to the Corporation or its transfer agent the certificate(s) representing such holder’s Series A Preferred Stock together with a notice that states such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form and substance satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The Corporation shall not be obligated to issue certificates representing the shares of Class A Common Stock issuable upon such automatic conversion unless and until the certificates representing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, including an indemnity bond in such amount as the Corporation deems appropriate in its discretion. As soon as practicable following the Automatic Conversion Date and the surrender by the holder of the certificate or certificates representing Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Series A Preferred Stock, together with cash in lieu of any fractional share.
               (iii) The Corporation shall at all times when shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Series A Preferred Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Class A Common Stock issuable upon conversion of Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Class A Common Stock at such adjusted Conversion Price.
          (e) Adjustment of Conversion Price upon Issuance of Common Stock. Except as provided in Section 6(f), if and whenever the Corporation shall issue or sell, or is, in accordance with Sections 6(e)(i) through 6(e)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the applicable Conversion Price shall be reduced by multiplying the applicable Conversion Price by a fraction, (1) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or deemed to be received) by the Corporation for such issuance would purchase at the applicable Conversion Price in effect immediately prior to such issue or sale, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding and deemed to be outstanding in accordance with Sections 6(e)(i)-6(e)(vii) below immediately after such issue or sale; provided, however, that, for the purpose of this Section 6(e), all shares of Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock outstanding immediately prior to such issue or sale shall be deemed to be outstanding prior to and after such issue or sale (using, for the purposes of such calculation, the Conversion Price in effect immediately prior to such issue or sale). For purposes of this Section 6(e), the following Sections 6(e)(i) to 6(e)(vii) shall also be applicable:
               (i) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities is less than the applicable Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share for which Common Stock is issuable as of the date of granting of such Options or the issuance of such Convertible Securities for the purposes of making adjustments to the Conversion Price. For purposes of this Section 6(e)(i), the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as otherwise provided in Section 6(e)(iii) below, no further adjustment of the applicable Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.
               (ii) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon such conversion or exchange is less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share for which Common Stock is issuable as of the date of the issue or sale of such Convertible Securities for the purposes of making adjustments to the Conversion Price. For purposes of this Section 6(e)(ii), the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 6(e)(iii), no further adjustment of applicable Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. If any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the applicable Conversion Price have been or are to be made pursuant to other provisions of this Section 6(e), no further adjustment of the applicable Conversion Price shall be made by reason of such issue or sale.
               (iii) Change in Option Price or Conversion Rate. If (A) the purchase price provided for in any Option referred to in Section 6(e)(i) shall be increased, (B) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) shall be increased, or (C) the rate at which Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) are convertible into or exchangeable for Common Stock shall be decreased, then, in each case, the applicable Conversion Price in effect at the time of such event shall forthwith be readjusted to the applicable Conversion Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such increased purchase price, additional consideration or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the applicable Conversion Price then in effect hereunder shall forthwith be increased to the applicable Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no readjustment pursuant to this clause shall have the effect of increasing the Conversion Price to an amount that exceeds $0.433968 (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes).
               (iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than a dividend payable in Common Stock solely to effect a subdivision or combination of Common Stock for which an adjustment to the applicable Conversion Price shall be made pursuant to Section 6(g)) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.
               (v) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board.
               (vi) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
               (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 6(e).
     (f) Certain Issues of Common Stock Excluded. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the applicable Conversion Price in the case of:
     (i) the issuance of shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock or the Class B Common Stock;
     (ii) any issuance of Common Stock or Preferred Stock upon exercise of any warrants or options outstanding on the date hereof;
     (iii) any issuance in connection with (A) acquisitions duly approved by the Board or (B) any strategic issuance in connection with strategic partnering arrangements approved by the Board;
     (iv) any issuance or sale of shares in connection with a loan or equipment leasing arrangement, provided such issuance is approved by the Board; or
     (v) the issuance from and after the date hereof of up to (x) an aggregate of 8,057,630 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class A Common Stock (or options to purchase such shares) and (y) an aggregate of 6,028,443 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class B Common Stock (or options to purchase such shares) to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock that are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation; provided, however that the number set forth above may be increased from time to time by the Board.
     (g) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 6(e)(iv) by reason thereof.
     (h) Reorganization or Reclassification If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.
     (i) Notice of Adjustment. Upon any adjustment of the applicable Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of the Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the applicable Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.
     (j) Other Notices. In case at any time:
     (i) the Corporation shall declare any dividend upon its Class A Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;
     (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class;
     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;
then, in any one or more of said cases, the Corporation shall give, by certified or registered mail, postage prepaid, return receipt requested, or telecopier, addressed to each holder of any shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, (x) at least twenty (20) days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, and (y) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when such event shall take place. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription right, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.
     (k) Stock To Be Reserved. The Corporation will at all times reserve and keep available out of its authorized Class A Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation will not take any action that results in any adjustment of the applicable Conversion Price if the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate.
     (l) No Re-issuance of Series A Preferred Stock. Shares of Series A Preferred Stock that are converted into shares of Class A Common Stock as provided herein shall not be reissued.
     (m) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock that is being converted.

     (n) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner that interferes with the timely conversion of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.
          7. Redemption At any time on or after April 8, 2009 (the “Qualified Redemption Date”), all of the outstanding shares of Series A Preferred Stock shall be redeemed at the written request of the 66 ? % Series A Stockholders (the “Redemption Election”), at an amount equal to the applicable Liquidation Preference Payment, on the shares of Series A Preferred Stock so redeemed (the “Redemption Price”).
     (a) Option of Holders. If the Corporation has received a Redemption Election at any time on or after the Qualified Redemption Date, the Corporation shall redeem all outstanding shares of Series A Preferred Stock in two equal annual installments, with one-half of the shares of Series A Preferred Stock held by each holder to be redeemed on the tenth (10th) day after the date of the Redemption Election (the “Initial Redemption Date”) and the balance of the shares of Series A Preferred Stock held by each holder to be redeemed on the first anniversary of the Initial Redemption Date (such anniversary date, together with the Initial Redemption Date, a “Redemption Date”).
     (b) Redemption Price and Payment. The shares of Series A Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Redemption Price. Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto to the extent permitted under the DGCL. Any Redemption Price not paid when due shall bear interest at a rate of fifteen percent (15%) per annum.
     (c) Redeemed or Otherwise Acquired Shares To Be Retired. Any shares of Series A Preferred Stock redeemed pursuant to this Section 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Preferred Stock.
          8. Amendments. No provision of Part B of this Article Fourth may be amended (whether by merger, consolidation or otherwise), modified or waived without the written consent or affirmative vote of the 66 ? % Series A Stockholders.
                    C. CLASS A COMMON STOCK TERMS.
          1. Dividend Rights. Subject to the prior declaration and payment of all Accrued Dividends and other prior rights of holders of the Series A Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Class A Common Stock shall be entitled to receive, when and as declared by the Board, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board.
          2. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, subject to the prior rights and participation rights of holders of the Series A Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to liquidation, after the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock. For purposes of this Section C.2., whenever the Corporation receives consideration other than cash, the value of any property received shall be the fair market value of such property as reasonably determined in good faith by the Board.
          3. Redemption. The Class A Common Stock is not redeemable.
          4. Voting Rights. The holders of Class A Common Stock shall be entitled to one (1) vote per share of Class A Common Stock on all matters entitled to be voted on by the stockholders of the Corporation.
                    D. CLASS B COMMON STOCK TERMS.
          1. Dividend Rights. The holders of Class B Common Stock are not entitled to receive any dividends.
          2. Liquidation Rights. The holders of shares of Class B Common Stock shall have no rights to participate in the proceeds of any liquidation, except in the event the shares of Class B Common Stock convert to Class A Common Stock pursuant to Section E.5. below.
          3. Redemption. The Class B Common Stock is not redeemable.
          4. Voting Rights. The holders of Class B Common Stock shall not be entitled to vote on any matters submitted to a vote of the stockholders of the Corporation; provided, that (i) at any time that such holders are entitled to vote as required by law, such holders shall have one (1) vote per share of Class B Common Stock, and (ii) this provision shall not affect the voting rights otherwise conferred on such holders as the holder of other shares of stock of the Corporation.
          5. Conversion. The holders of Class B Common Stock shall have the following conversion rights (the “Class B Conversion Rights”):
     (a) Automatic Conversion. Upon the occurrence of: (i) any liquidation, dissolution or winding up of the Corporation with a Liquidation Value of at least $34,500,000, (ii) the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, in which the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least $25,000,000 and the associated enterprise valuation of the Corporation is at least $34,500,000 (a “Class B Qualified Public Offering”), then in either such case each share of Class B Common Stock then outstanding shall automatically be converted into one (1) share of Class A Common Stock (the “Class B Conversion Rate”), subject to adjustment as provided below.
     (b) Mechanics of Conversion. Upon the occurrence of the conversion events specified in Section 5(a) above, the holders of Class B Common Stock shall, upon notice from the Corporation, immediately surrender the certificate or certificates representing such shares of Class B Common Stock, at the office of the transfer agent for the Class B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) to convert all of the shares of the Class B Common Stock represented by such certificate or certificates. Certificates surrendered for conversion therein shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date specified in the Corporation notice to holders of shares of Class B Common Stock for the shares of Class B Common Stock shall be the conversion date for the shares of Class B Common Stock (‘Class B Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Class B Qualified Public Offering, the conversion may be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of Class B Common Stock shall not be deemed to have converted such Class B Common Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Class B Conversion Date, issue and deliver to the holder of such Class B Common Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Class B Common Stock.
     (c) Subdivision or Combination of Class A Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class A Common Stock into a greater number of             shares, the Class B Conversion Rate in effect immediately prior to such subdivision shall be proportionately increased, and, conversely, in case the outstanding shares of Class A Common Stock shall be combined into a smaller number of shares, the Class B Conversion Rate in effect immediately prior to such combination shall be proportionately increased.
     (d) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Class B Common Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Common Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Class B Common Stock.
     (e) Stock To Be Reserved. The Corporation shall at all times when shares of Class B Common Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Class B Common Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock.
     (f) No Re-issuance of Class B Common Stock. Shares of Class B Common Stock that are converted into shares of Common Stock as provided herein shall not be reissued.
     (g) Issue Tax. The issuance of certificates for shares of Class A Common Stock upon conversion of Class B Common Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Common Stock that is being converted.
     (h) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Class B Common Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Class B Common Stock in any manner that interferes with the timely conversion of such Class B Common Stock, except as may otherwise be required to comply with applicable securities laws.
SIXTH
     The Corporation is to have perpetual existence.
SEVENTH
     Meeting of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation. Any action which may be taken at a meeting of stockholders or of a class of stockholders may be taken without a meeting if a consent or consents in writing to such action, setting forth the action so taken, shall be signed by stockholders entitled to cast a majority (or such larger percentage as may at the time of such action be required by statute or this Certificate for the taking of action by stockholders without a meeting) of the votes which all such stockholders are entitled to cast thereon.
EIGHTH
     (a) No director of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.
     (b) If the DGCL or any other statute of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the corporation, then the liability of a director of the corporation shall be limited to the fullest extent permitted by the statutes of the State of Delaware, as so amended, and such elimination or limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director provided by the foregoing provisions of this Article Eighth.
     (c) Any repeal of or amendment to this Article Eighth shall be prospective only and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or amendment.
NINTH
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders are granted subject to this reservation.
TENTH
     The Corporation expressly elects not to be governed by Section 203 of the DGCL.

          I, THE UNDERSIGNED, being the Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand and seal this 14 th day of March, 2005.

/s/ Philip J. Smith
Philip J. Smith
Incorporator

State of Delaware Secretary of State Division of Corporations Delivered 05:19 PM 08/01/2005 FILED 05:13 PM 08/01/2005 SRV 050632704 — 3939737 FILE
TRUSTWAVE HOLDINGS, INC.
CORRECTED CERTIFICATE OF INCORPORATION
     TrustWave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:
     1. That a Certificate of Incorporation (the “Certificate of Incorporation”) was filed by the Secretary of State of Delaware on March 14, 2005 and that said Certificate of Incorporation requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.
     2. That Article Fifth, section A of the Certificate of Incorporation contained errors in the numbers of shares of capital stock which the Corporation shall have the authority to issue.
     3. That this Corrected Certificate of Incorporation shall be effective as of March 14, 2005.
     4. That the Certificate of Incorporation is corrected to read as follows:
FIRST
     The name of the corporation is TrustWave Holdings, Inc. (the “Corporation”).
SECOND
     The registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, State of Delaware. The name of the registered agent at that address is The Corporation Trust Company.
THIRD
     The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the DGCL.
FOURTH
     The name and mailing address of the incorporator is as follows;

Name	Address
Phillip J. Smith	201 Defense Highway, Suite 100

Annapolis, Maryland 21401
FIFTH
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 106,820,402 shares, divided into (i) 84,362,511 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 78,187,857 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 22,457,891 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”), and (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock,” together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”).”
B. SERIES A PREFERRED STOCK TERMS.
     The issuance price of the Series A-1 Preferred Stock shall be $0.971506 per share (the “Series A-1 Original Issuance Price”), and the Series A-2 Preferred Stock shall be $0.433968 per share (the “Series A-2 Original Issuance Price”) (the Series A-1 Original Issuance Price and Series A-2 Original Issuance Price are sometimes individually referred to as the applicable “Series A Original Issuance Price”) (subject to equitable adjustment for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar events). The number of shares of Series A Preferred Stock that may be issued may be decreased, at any time and from time to time, by resolution of the Board of Directors of the Corporation (the “Board”); provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding. The Series A Preferred Stock shall have the following rights, designations, preferences, qualifications, privileges, limitations and restrictions:
          1. Rank. The Series A Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.
          2. Voting. Except as may be otherwise provided in this Certificate or required by law, the Series A Preferred Stock shall vote, together with all other classes and series of stock of the Corporation who are entitled to vote on any matter, as a single class on all actions to be taken by the stockholders of the Corporation, including without limitation, increasing or decreasing the number of authorized shares of Common Stock. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each action on which such holder votes as shall equal the number of shares of Class A Common Stock into which each share of Series A Preferred Stock is then convertible.
          3. Dividends.
     (a) Series A Preferred Stock. Dividends on each outstanding share of Series A Preferred Stock shall accrue annually and be cumulative, at the annual rate of (i) for each share of Series A-1 Preferred, $0.045651, and (ii) for each share of Series A-2 Preferred, $0.043458 (collectively, the “Accrued Dividends”), payable only upon (x) liquidation, dissolution or winding up of the Corporation as provided in Section 4 of this Article Fourth, (y) redemption of the Series A Preferred Stock as provided in Section 7 of this Article Fourth, and (z) when, as and if declared by the Board, and not otherwise, and in all cases only to the extent permitted under the DGCL. Upon redemption of the Series A Preferred Stock, all unpaid Accrued Dividends, whether or not earned or declared, to and until the date of such redemption, shall become immediately due and payable and shall be paid in full to the extent permitted under the DGCL.
     (b) Participating Dividends. The holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock for which an adjustment to the applicable Conversion Price (as defined below) is made pursuant to Section 6 of this Article Fourth) are paid with respect to the Class A Common Stock (treating each share of Series A Preferred Stock as being equal to the number of shares of Class A Common Stock into which such share of Series A Preferred Stock is then convertible) when, as and if declared by the Board (“Participating Dividends”).
4. Liquidation.
     (a) Preference. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Preferred Stock, to be paid an amount equal to the applicable Series A Original Issuance Price per share of such Preferred Stock plus, in the case of each such share, an amount equal to any Accrued Dividends unpaid thereon, less, in case of each such share, any Participating Dividends received (such amount payable with respect to one share of Series A Preferred Stock being sometimes referred to as the “Liquidation Preference Payment” and with respect to all shares of Series A Preferred Stock being sometimes referred to as the “Liquidation Preference Payments”). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to the holders of the Series A Preferred Stock of the full amount of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series A Preferred Stock based on the portion of the Liquidation Preference Payments each such holder is otherwise entitled to receive. After the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of shares of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock.
     (b) Consolidation, Merger, Etc. The consolidation or merger of the Corporation into or with any other entity or entities that results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except (i) if the Corporation is the surviving entity, or (ii) for a merger solely to effect a reincorporation of the Corporation in another state), and the sale, transfer or other disposition by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Article Fourth unless the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock (the “66 2/3% Series A Stockholders”), voting separately as a class, elect otherwise. In connection with any such transaction contemplated by the preceding sentence, all consideration payable to the stockholders of the Corporation, in connection with a merger or consolidation, or all consideration payable to the Corporation, together with all other available assets of the Corporation (net of obligations owed by the Corporation), in the case of a sale of assets, shall be paid to and, in the case of a merger or consolidation, deemed distributed (to the fullest extent permitted by law) or, in the case of a sale of assets, available for distribution and payment as provided herein, to the holders of capital stock of the Corporation in accordance with the preference and priorities set forth in this Section 4, with such preferences and priorities specifically intended to be applicable in any such merger, consolidation or sale of assets as if the same were a liquidation, dissolution or winding up of the Corporation. If applicable, the Corporation shall either (i) cause the agreement and plan of merger or consolidation to provide as a consequence of such merger or consolidation for the conversion of the Series A Preferred Stock into the right to receive an amount (either in cash, or, at the option of the 66 2/3% Series A Stockholders in the case of a merger or consolidation for stock, stock of the surviving corporation) equal to the applicable amount payable under this Section 4 or (ii) immediately concurrent with the consummation of the sale of all or substantially all of the assets of the Corporation, cause the redemption of all outstanding shares of the Series A Preferred Stock for an amount either in cash or, at the option of the 66 2/3% Series A Stockholders in the case of a sale of assets for stock, stock of the surviving corporation equal to the applicable amount payable under this Section 4. In the event of the foregoing redemption, (i) the Corporation shall revalue its assets and liabilities to the fullest extent permitted by law to determine lawfully available funds for such redemption, and (ii) if the Corporation shall not have such funds available to redeem all such shares, the Corporation shall redeem such shares ratably in proportion to the amount payable to the holders thereof under this Section 4, to the fullest extent of available funds as the same become available.
     (c) Distributions Other than Cash. Whenever the distribution provided for in this Section 4 shall be payable in whole or in part in property other than cash, the value of any property distributed shall be the fair market value of such property as reasonably determined in good faith by the Board. All distributions of property other than cash made hereunder shall be made, to the maximum extent possible, pro rata with respect to each series and class of Preferred Stock and Common Stock in accordance with the liquidation amounts payable with respect to each such series and class under this Section 4.
          5. Protective Provisions. Without the prior written consent or affirmative vote of the 66 2/3% Series A Stockholders, consenting or voting, as the case may be, separately as a class, the Corporation shall not:
     (a) Amend, alter, change, waive or repeal any provisions of, or add any provisions to, this Certificate or the Bylaws of the Corporation relating to the rights of the Series A Preferred Stock or the number of authorized shares of Preferred Stock or Common Stock or the number of authorized directors of the Board; or
     (b) Authorize or issue any securities of the Corporation (or any instrument convertible or exchangeable into a security of the Corporation) senior to or on parity with the Series A Preferred Stock in any respect.
At such time as less than forty percent (40%) of the Series A Preferred Stock originally issued by the Corporation remains outstanding, the provisions of Section 5 of this Article Fifth shall automatically terminate and be of no further force and effect.
          6. Conversion. The holders of Series A Preferred Stock shall have the following conversion rights (the “Series A Preferred Conversion Rights”):
     (a) Right to Convert. Each share of Series A-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $0.433968, as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes (the “Series A Designated Price”) by the Series A-1 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-1 Preferred Stock (the “Series A-1 Conversion Price”) shall initially be $0.433968 per share. Each share of Series A-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing the Series A Designated Price by the Series A-2 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-2 Preferred Stock (the “Series A-2 Conversion Price”) (the Series A-1 Conversion Price and Series A-2 Conversion Price are sometimes individually referred to as the applicable “Conversion Price”) shall initially be $0.433968 per share. The Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Class A Common Stock, shall be subject to adjustment as provided below.

     (b) Automatic Conversion. All shares of Series A Preferred Stock then outstanding shall automatically be converted into shares of Class A Common Stock, at the then effective Conversion Price, upon (i) the vote or consent in writing of the 66 2/3% Series A Stockholders that all of the Series A Preferred Stock shall be converted into shares of Class A Common Stock, or (ii) upon the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), in which (A) the public offering price is greater than $4.27 per share (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes) less all Participating Dividends and Accrued Dividends distributed, and (B) the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least $25,000,000 (a “Qualified Public Offering”).
     (c) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Series A Preferred Stock.
(d) Mechanics of Conversion.
     (i) Except as provided in subparagraph (ii) below, in order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates representing such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any portion of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (“Series A Preferred Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Qualified Public Offering, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Series A Preferred Conversion Date, issue and deliver to the holder of such Series A Preferred Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Series A Preferred Stock, together with cash in lieu of any fractional share.
     (ii) In the event of a conversion pursuant to Section 6(b) above, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agents. Such automatic conversion shall be deemed to have been made on the effective date of the applicable vote or written consent or immediately prior to the closing of the Qualified Public Offering, as the case may be, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on such date, which date shall be the “Automatic Conversion Date.” Immediately upon such automatic conversion, all shares of Series A Preferred Stock shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate, except only the right of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates representing the number of shares of Class A Common Stock into which such Series A Preferred Stock has been converted, together with cash in lieu of any fractional share, as provided in Section 6(c) above. In the event that the automatic conversion of Series A Preferred Stock is pursuant to the vote or consent of the 66 2/3% Series A Stockholders, the 66 2/3% Series A Stockholders shall give written notice (the “Majority Conversion Notice”) to the Corporation and to each other holder of Series A Preferred Stock promptly following the vote or consent, as applicable, that the shares of Series A Preferred Stock shall be converted to Class A Common Stock. In the event that the automatic conversion of Series A Preferred Stock is in connection with a Qualified Public Offering, the Corporation shall give the holders of Series A Preferred Stock reasonable notice of, but in no event less than fifteen (15) business days prior to, the closing of the Qualified Public Offering. Promptly following the date on which the 66

⅔% Series A Stockholders give the Majority Conversion Notice or at the closing of the Qualified Public Offering, as the case may be, each holder of Series A Preferred Stock shall surrender to the Corporation or its transfer agent the certificate(s) representing such holder’s Series A Preferred Stock together with a notice that states such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form and substance satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The Corporation shall not be obligated to issue certificates representing the shares of Class A Common Stock issuable upon such automatic conversion unless and until the certificates representing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, including an indemnity bond in such amount as the Corporation deems appropriate in its discretion. As soon as practicable following the Automatic Conversion Date and the surrender by the holder of the certificate or certificates representing Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Series A Preferred Stock, together with cash in lieu of any fractional share.
     (iii) The Corporation shall at all times when shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Series A Preferred Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Class A Common Stock issuable upon conversion of Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Class A Common Stock at such adjusted Conversion Price.
     (e) Adjustment of Conversion Price upon Issuance of Common Stock. Except as provided in Section 6(f), if and whenever the Corporation shall issue or sell, or is, in accordance with Sections 6(e)(i) through 6(e)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the applicable Conversion Price shall be reduced by multiplying the applicable Conversion Price by a fraction, (1) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or deemed to be received) by the Corporation for such issuance would purchase at the applicable Conversion Price in effect immediately prior to such issue or sale, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding and deemed to be outstanding in accordance with Sections 6(e)(i)-6(e)(vii) below immediately after such issue or sale, provided, however, that, for the purpose of this Section 6(e), all shares of Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock outstanding immediately prior to such issue or sale shall be deemed to be outstanding prior to and after such issue or sale (using, for the purposes of such calculation, the Conversion Price in effect immediately prior to such issue or sale). For purposes of this Section 6(e), the following Sections 6(e)(i) to 6(e)(vii) shall also be applicable:
     (i) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities is less than the applicable Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share for which Common Stock is issuable as of the date of granting of such Options or the issuance of such Convertible Securities for the purposes of making adjustments to the Conversion Price. For purposes of this Section 6(e)(i), the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as otherwise provided in Section 6(e)(iii) below, no further adjustment of the applicable Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.
     (ii) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon such conversion or exchange is less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share for which Common Stock is issuable as of the date of the issue or sale of such Convertible Securities for the purposes of making adjustments to the Conversion Price. For purposes of this Section 6(e)(ii), the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 6(e)(iii), no further adjustment of applicable Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. If any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the applicable Conversion Price have been or are to be made pursuant to other provisions of this Section 6(e), no further adjustment of the applicable Conversion Price shall be made by reason of such issue or sale.
     (iii) Change in Option Price or Conversion Rate. If (A) the purchase price provided for in any Option referred to in Section 6(e)(i) shall be increased, (B) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) shall be increased, or (C) the rate at which Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) are convertible into or exchangeable for Common Stock shall be decreased, then, in each case, the applicable Conversion Price in effect at the time of such event shall forthwith be readjusted to the applicable Conversion Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such increased purchase price, additional consideration or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the applicable Conversion Price then in effect hereunder shall forthwith be increased to the applicable Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no readjustment pursuant to this clause shall have the effect of increasing the Conversion Price to an amount that exceeds $0.433968 (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes).
     (iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than a dividend payable in Common Stock solely to effect a subdivision or combination of Common Stock for which an adjustment to the applicable Conversion Price shall be made pursuant to Section 6(g)) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.
     (v) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board.

     (vi) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
     (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 6(e).
     (f) Certain Issues of Common Stock Excluded. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the applicable Conversion Price in the case of:
     (i) the issuance of shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock or the Class B Common Stock;
     (ii) any issuance of Common Stock or Preferred Stock upon exercise of any warrants or options outstanding on the date hereof;
     (iii) any issuance in connection with (A) acquisitions duly approved by the Board or (B) any strategic issuance in connection with strategic partnering arrangements approved by the Board;
     (iv) any issuance or sale of shares in connection with a loan or equipment leasing arrangement, provided such issuance is approved by the Board; or
     (v) the issuance from and after the date hereof of up to (x) an aggregate of 7,911,419 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class A Common Stock (or options to purchase such shares) and (y) an aggregate of 6,174,654 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class B Common Stock (or options to purchase such shares) to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock that are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation; provided, however that the number set forth above may be increased from time to time by the Board.
     (g) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 6(e)(iv) by reason thereof.
     (h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.
     (i) Notice of Adjustment. Upon any adjustment of the applicable Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of the Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the applicable Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

     (j) Other Notices. In case at any time:
     (i) the Corporation shall declare any dividend upon its Class A Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;
     (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class;
     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or
     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;
then, in any one or more of said cases, the Corporation shall give, by certified or registered mail, postage prepaid, return receipt requested, or telecopier, addressed to each holder of any shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, (x) at least twenty (20) days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, and (y) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when such event shall take place. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription right, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.
     (k) Stock To Be Reserved. The Corporation will at all times reserve and keep available out of its authorized Class A Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation will not take any action that results in any adjustment of the applicable Conversion Price if the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate.

     (l) No Re-issuance of Series A Preferred Stock. Shares of Series A Preferred Stock that are converted into shares of Class A Common Stock as provided herein shall not be reissued.
     (m) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock that is being converted.
     (n) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner that interferes with the timely conversion of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.
          7. Redemption. At any time on or after April 8, 2009 (the “Qualified Redemption Date”), all of the outstanding shares of Series A Preferred Stock shall be redeemed at the written request of the 66 ⅔% Series A Stockholders (the “Redemption Election”), at an amount equal to the applicable Liquidation Preference Payment, on the shares of Series A Preferred Stock so redeemed (the “Redemption Price”).
     (a) Option of Holders. If the Corporation has received a Redemption Election at any time on or after the Qualified Redemption Date, the Corporation shall redeem all outstanding shares of Series A Preferred Stock in two equal annual installments, with one-half of the shares of Series A Preferred Stock held by each holder to be redeemed on the tenth (10th) day after the date of the Redemption Election (the “Initial Redemption Date”) and the balance of the shares of Series A Preferred Stock held by each holder to be redeemed on the first anniversary of the Initial Redemption Date (such anniversary date, together with the Initial Redemption Date, a “Redemption Date”).
     (b) Redemption Price and Payment. The shares of Series A Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Redemption Price. Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto to the extent permitted under the DGCL. Any Redemption Price not paid when due shall bear interest at a rate of fifteen percent (15%) per annum.
     (c) Redeemed or Otherwise Acquired Shares To Be Retired. Any shares of Series A Preferred Stock redeemed pursuant to this Section 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Preferred Stock.
          8. Amendments. No provision of Part B of this Article Fourth may be amended (whether by merger, consolidation or otherwise), modified or waived without the written consent or affirmative vote of the 66⅔% Series A Stockholders.
C. CLASS A COMMON STOCK TERMS.
          1. Dividend Rights. Subject to the prior declaration and payment of all Accrued Dividends and other prior rights of holders of the Series A Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Class A Common Stock shall be entitled to receive, when and as declared by the Board, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board.
          2. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, subject to the prior rights and participation rights of holders of the Series A Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to liquidation, after the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock. For purposes of this Section C.2., whenever the Corporation receives consideration other than cash, the value of any property received shall be the fair market value of such property as reasonably determined in good faith by the Board.
          3. Redemption. The Class A Common Stock is not redeemable.
          4. Voting Rights. The holders of Class A Common Stock shall be entitled to one (1) vote per share of Class A Common Stock on all matters entitled to be voted on by the stockholders of the Corporation.
D. CLASS B COMMON STOCK TERMS.
          1. Dividend Rights. The holders of Class B Common Stock are not entitled to receive any dividends.
          2. Liquidation Rights. The holders of shares of Class B Common Stock shall have no rights to participate in the proceeds of any liquidation, except in the event the shares of Class B Common Stock convert to Class A Common Stock pursuant to Section E.5. below.
          3. Redemption. The Class B Common Stock is not redeemable.
          4. Voting Rights. The holders of Class B Common Stock shall not be entitled to vote on any matters submitted to a vote of the stockholders of the Corporation; provided, that (i) at any time that such holders are entitled to vote as required by law, such holders shall have one (1) vote per share of Class B Common Stock, and (ii) this provision shall not affect the voting rights otherwise conferred on such holders as the holder of other shares of stock of the Corporation.
          5. Conversion. The holders of Class B Common Stock shall have the following conversion rights (the “Class B Conversion Rights”):
     (a) Automatic Conversion. Upon the occurrence of: (i) any liquidation, dissolution or winding up of the Corporation with a Liquidation Value of at least $34,500,000, (ii) the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, in which the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least $25,000,000 and the associated enterprise valuation of the Corporation is at least $34,500,000 (a “Class B Qualified Public Offering”), then in either such case each share of Class B Common Stock then outstanding shall automatically be converted into one (1) share of Class A Common Stock (the “Class B Conversion Rate”), subject to adjustment as provided below.
     (b) Mechanics of Conversion. Upon the occurrence of the conversion events specified in Section 5(a) above, the holders of Class B Common Stock shall, upon notice from the Corporation, immediately surrender the certificate or certificates representing such shares of Class B Common Stock, at the office of the transfer agent for the Class B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) to convert all of the shares of the Class B Common Stock represented by such certificate or certificates. Certificates surrendered for conversion therein shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date specified in the Corporation notice to holders of shares of Class B Common Stock for the shares of Class B Common Stock shall be the conversion date for the shares of Class B Common Stock (“Class B Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Class B Qualified Public Offering, the conversion may be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of Class B Common Stock shall not be deemed to have converted such Class B Common Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Class B Conversion Date, issue and deliver to the holder of such Class B Common Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Class B Common Stock.

     (c) Subdivision or Combination of Class A Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class A Common Stock into a greater number of shares, the Class B Conversion Rate in effect immediately prior to such subdivision shall be proportionately increased, and, conversely, in case the outstanding shares of Class A Common Stock shall be combined into a smaller number of shares, the Class B Conversion Rate in effect immediately prior to such combination shall be proportionately increased.
     (d) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Class B Common Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Common Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Class B Common Stock.
     (e) Stock To Be Reserved. The Corporation shall at all times when shares of Class B Common Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Class B Common Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock.
     (f) No Re-issuance of Class B Common Stock. Shares of Class B Common Stock that are converted into shares of Common Stock as provided herein shall not be reissued.
     (g) Issue Tax. The issuance of certificates for shares of Class A Common Stock upon conversion of Class B Common Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Common Stock that is being converted.
     (h) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Class B Common Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Class B Common Stock in any manner that interferes with the timely conversion of such Class B Common Stock, except as may otherwise be required to comply with applicable securities laws.

SIXTH
     The Corporation is to have perpetual existence.
SEVENTH
     Meeting of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation. Any action which may be taken at a meeting of stockholders or of a class of stockholders may be taken without a meeting if a consent or consents in writing to such action, setting forth the action so taken, shall be signed by stockholders entitled to cast a majority (or such larger percentage as may at the time of such action be required by statute or this Certificate for the taking of action by stockholders without a meeting) of the votes which all such stockholders are entitled to cast thereon.
EIGHTH
     (a) No director of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.
     (b) If the DGCL or any other statute of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the corporation, then the liability of a director of the corporation shall be limited to the fullest extent permitted by the statutes of the State of Delaware, as so amended, and such elimination or limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director provided by the foregoing provisions of this Article Eighth.
     (c) Any repeal of or amendment to this Article Eighth shall be prospective only and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or amendment.
NINTH
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders are granted subject to this reservation.
TENTH
     The Corporation expressly elects not to be governed by Section 203 of the DGCL.

     IN WITNESS WHEREOF, said Corporation has caused this Corrected Certificate of Incorporation to be signed this 1 st day of August, 2005.

TRUSTWAVE HOLDINGS, INC.
By:	/s/ Phillip J. Smith
Secretary

TRUSTWAVE HOLDINGS, INC.
AMENDED CERTIFICATE OF INCORPORATION
     TrustWave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:
1. That the Corrected Certificate of Incorporation is Amended to read as follows:
FIRST
     The name of the corporation is TrustWave Holdings, Inc. (the “Corporation”).
SECOND
     The registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, State of Delaware. The name of the registered agent at that address is The Corporation Trust Company.
THIRD
     The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the DGCL.
FOURTH
     The name and mailing address of the incorporator is as follows:

Name	Address

Phillip J. Smith	116 Defense Highway, Suite 501
Annapolis, Maryland 21401
FIFTH
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 112,200,402 shares, divided into (i) 89,742,511 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 83,567,857 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common

Stock”); and (ii) 22,457,891 shares of preferred stock, par value $0.0001 per share (the“Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”), and (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock,” together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”).”
B. SERIES A PREFERRED STOCK TERMS.
     The issuance price of the Series A-1 Preferred Stock shall be $0.971506 per share (the“Series A-1 Original Issuance Price”), and the Series A-2 Preferred Stock shall be $0.433968 per share (the “Series A-2 Original Issuance Price”) (the Series A-1 Original Issuance Price and Series A-2 Original Issuance Price are sometimes individually referred to as the applicable“Series A Original Issuance Price”) (subject to equitable adjustment for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar events). The number of shares of Series A Preferred Stock that may be issued may be decreased, at any time and from time to time, by resolution of the Board of Directors of the Corporation (the “Board”); provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding. The Series A Preferred Stock shall have the following rights, designations, preferences, qualifications, privileges, limitations and restrictions:
          1. Rank. The Series A Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.
          2. Voting. Except as may be otherwise provided in this Certificate or required by law, the Series A Preferred Stock shall vote, together with all other classes and series of stock of the Corporation who are entitled to vote on any matter, as a single class on all actions to be taken by the stockholders of the Corporation, including without limitation, increasing or decreasing the number of authorized shares of Common Stock, Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each action on which such holder votes as shall equal the number of shares of Class A Common Stock into which each share of Series A Preferred Stock is then convertible.
          3. Dividends.
     (a) Series A Preferred Stock. Dividends on each outstanding share of Series A Preferred Stock shall accrue annually and be cumulative, at the annual rate of (i) for each share of Series A-1 Preferred, $0.045651, and (ii) for each share of Series A-2 Preferred, $0.043458 (collectively, the “Accrued Dividends”), payable only upon (x) liquidation, dissolution or winding up of the Corporation as provided in Section 4 of this Article Fourth, (y) redemption of the Series A Preferred Stock as provided in Section 7 of this Article Fourth, and (z) when, as and if declared by the Board, and not otherwise, and in all cases only to the extent permitted under the DGCL. Upon redemption of the Series A Preferred Stock, all unpaid Accrued Dividends, whether or not earned or declared, to and until the date of such redemption, shall become immediately due and payable and shall be paid in full to the extent permitted under the DGCL.

     (b) Participating Dividends. The holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock for which an adjustment to the applicable Conversion Price (as defined below) is made pursuant to Section 6 of this Article Fourth) are paid with respect to the Class A Common Stock (treating each share of Series A Preferred Stock as being equal to the number of shares of Class A Common Stock into which such share of Series A Preferred Stock is then convertible) when, as and if declared by the Board (“Participating Dividends”).
          4. Liquidation.
     (a) Preference. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Preferred Stock, to be paid an amount equal to the applicable Series A Original Issuance Price per share of such Preferred Stock plus, in the case of each such share, an amount equal to any Accrued Dividends unpaid thereon, less, in case of each such share, any Participating Dividends received (such amount payable with respect to one share of Series A Preferred Stock being sometimes referred to as the “Liquidation Preference Payment” and with respect to all shares of Series A Preferred Stock being sometimes referred to as the “Liquidation Preference Payments”)., If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to the holders of the Series A Preferred Stock of the full amount of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series A Preferred Stock based on the portion of the Liquidation Preference Payments each such holder is otherwise entitled to receive. After the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall been titled, the remaining net assets of the Corporation shall be distributed among the holders of shares of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock.
     (b) Consolidation, Merger, Etc. The consolidation or merger of the Corporation into or with any other entity or entities that results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof(except (i) if the Corporation is the surviving entity, or (ii) for a merger solely to effect a reincorporation of the Corporation in another state), and the sale, transferor other disposition by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Article Fourth unless the holders of at least

66 ⅔% of the then outstanding shares of Series A Preferred Stock (the “66 ⅔%Series A Stockholders”), voting separately as a class, elect otherwise. In connection with any such transaction contemplated by the preceding sentence, all consideration payable to the stockholders of the Corporation, in connection with a merger or consolidation, or all consideration payable to the Corporation, together with all other available assets of the Corporation (net of obligations owed by the Corporation), in the case of a sale of assets, shall be paid to and, in the case of a merger or consolidation, deemed distributed (to the fullest extent permitted by law) or, in the case of a sale of assets, available for distribution and payment as provided herein,to the holders of capital stock of the Corporation in accordance with the preference and priorities set forth in this Section 4, with such preferences and priorities specifically intended to be applicable in any such merger, consolidation or sale of assets as if the same were a liquidation, dissolution or winding up of the Corporation. If applicable, the Corporation shall either (i) cause the agreement and plan of merger or consolidation to provide as a consequence of such merger or consolidation for the conversion of the Series A Preferred Stock into the right to receive an amount (either in cash, or, at the option of the 66 ⅔% Series A Stock holders in the case of a merger or consolidation for stock, stock of the surviving corporation) equal to the applicable amount payable under this Section 4 or (ii) immediately concurrent with the consummation of the sale of all or substantially all of the assets of the Corporation, cause the redemption of all outstanding shares of the Series A Preferred Stock for an amount either in cash or, at the option of the 66 ⅔% Series A Stockholders in the case of a sale of assets for stock, stock of the surviving corporation equal to the applicable amount payable under this Section 4. In the event of the foregoing redemption, (i) the Corporation shall revalue its assets and liabilities to the fullest extent permitted by law to determine lawfully available funds for such redemption, and (ii) if the Corporation shall not have such funds available to redeem all such shares, the Corporation shall redeem such shares ratably in proportion to the amount payable to the holders thereof under this Section 4, to the fullest extent of available funds as the same become available.
     (c) Distributions Other than Cash. Whenever the distribution provided for in this Section 4 shall be payable in whole or in part in property other than cash, the value of any property distributed shall be the fair market value of such property as reasonably determined in good faith by the Board. All distributions of property other than cash made hereunder shall be made, to the maximum extent possible, pro rata with respect to each series and class of Preferred Stock and Common Stock in accordance with the liquidation amounts payable with respect to each such series and class under this Section 4.
          5. Protective Provisions. Without the prior written consent or affirmative vote of the 66 ⅔% Series A Stockholders, consenting or voting, as the case may be, separately as a class, the Corporation shall not:
     (a) Amend, alter, change, waive or repeal any provisions of, or add any provisions to, this Certificate or the By laws of the Corporation relating to the rights of the Series A Preferred Stock or the number of authorized shares of Preferred Stock or Common Stock or the number of authorized directors of the Board; or
     (b) Authorize or issue any securities of the Corporation (or any instrument convertible or exchangeable into a security of the Corporation) senior to or on parity with the Series A Preferred Stock in any respect.
At such time as less than forty percent (40%) of the Series A Preferred Stock originally issued by the Corporation remains outstanding, the provisions of Section 5 of this Article Fifth shall automatically terminate and be of no further force and effect.
          6. Conversion. The holders of Series A Preferred Stock shall have the following conversion rights (the “Series A Preferred Conversion Rights”):
     (a) Right to Convert. Each share of Series A-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $0.433968, as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes (the “Series A Designated Price”) by the Series A-1 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-1 Preferred Stock (the “Series A-1 Conversion Price”) shall initially be $0.433968 per share. Each share of Series A-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing the Series A Designated Price by the Series A-2 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-2 Preferred Stock (the “Series A-2 Conversion Price”) (the Series A-1 Conversion Price and Series A-2 Conversion Price are sometimes individually referred to as the applicable “Conversion Price”) shall initially be $0.433968 per share. The Conversion Price,and the rate at which shares of Series A Preferred Stock may be converted into shares of Class A Common Stock, shall be subject to adjustment as provided below.
     (b) Automatic Conversion. All shares of Series A Preferred Stock then outstanding shall automatically be converted into shares of Class A Common Stock, at the then effective Conversion Price, upon (i) the vote or consent in writing of the 66⅔% Series A Stockholders that all of the Series A Preferred Stock shall be converted into shares of Class A Common Stock, or (ii) upon the closing of the sale of shares of Class A Common Stock in a firm commitment under written public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), in which (A) the public offering price is greater than $4.27 per share (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes) less all Participating Dividends and Accrued Dividends distributed, and (B) the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least$25,000,000 (a “Qualified Public Offering”).
     (c) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Series A Preferred Stock.
     (d) Mechanics of Conversion.
     (i) Except as provided in subparagraph (ii) below, in order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates representing such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any portion of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date(“Series A Preferred Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Qualified Public Offering, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s)entitled to receive the Class A Common Stock issuable upon such conversion of Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Series A Preferred Conversion Date, issue and deliver to the holder of such Series A

Preferred Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Series A Preferred Stock,together with cash in lieu of any fractional share.
     (ii) In the event of a conversion pursuant to Section 6(b) above,the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agents. Such automatic conversion shall be deemed to have been made on the effective date of the applicable vote or written consent or immediately prior to the closing of the Qualified Public Offering, as the case may be, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on such date, which date shall be the “Automatic Conversion Date.” Immediately upon such automatic conversion, all shares of Series A Preferred Stock shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights,if any, to receive notices and to vote, shall immediately cease and terminate, except only the right of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates representing the number of shares of Class A Common Stock into which such Series A Preferred Stock has been converted, together with cash in lieu of any fractional share, as provided in Section 6(c) above. In the event that the automatic conversion of Series A Preferred Stock is pursuant to the vote or consent of the 66 2/3% Series A Stockholders, the 66 2/3% Series A Stockholders shall give written notice (the “Majority Conversion Notice”)to the Corporation and to each other holder of Series A Preferred Stock promptly following the vote or consent, as applicable, that the shares of Series A Preferred Stock shall be converted to Class A Common Stock. In the event that the automatic conversion of Series A Preferred Stock is in connection with a Qualified Public Offering, the Corporation shall give the holders of Series A Preferred Stock reasonable notice of, but in no event less than fifteen (15) business days prior to, the closing of the Qualified Public Offering. Promptly following the date on which the 66 2/3% Series A Stockholders give the Majority Conversion Notice or at the closing of the Qualified Public Offering, as the case may be, each holder of Series A Preferred Stock shall surrender to the Corporation or its transfer agent the certificate(s) representing such holder’s Series A Preferred Stock together with a notice that states such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form and substance satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The Corporation shall not be obligated to issue certificates representing the shares of Class A Common Stock issuable upon such automatic conversion unless and until the certificates representing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, including an indemnity bond in such amount as the Corporation deems appropriate in its discretion. As soon as practicable following the Automatic Conversion Date and the surrender by the holder of the certificate or certificates representing Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Series A Preferred Stock,together with cash in lieu of any fractional share.
     (iii) The Corporation shall at all times when shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Series A Preferred Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Class A Common Stock issuable upon conversion of Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Class A Common Stock at such adjusted Conversion Price.
     (e) Adjustment of Conversion Price upon Issuance of Common Stock. Except as provided in Section 6(f), if and whenever the Corporation shall issue or sell, or is, in accordance with Sections 6(e)(i) through 6(e)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the applicable Conversion Price shall be reduced by multiplying the applicable Conversion Price by a fraction, (1) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or deemed to be received) by the Corporation for such issuance would purchase at the applicable Conversion Price in effect immediately prior to such issue or sale, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding and deemed to be outstanding in accordance with Sections 6(e)(i)-6(e)(vii) below immediately after such issue or sale; provided, however, that, for the purpose of this Section 6(e), all shares of Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock outstanding immediately prior to such issue or sale shall be deemed to be outstanding prior to and after such issue or sale (using, for the purposes of such calculation, the Conversion Price in effect immediately prior to such issue or sale). For purposes of this Section 6(e), the following Sections 6(e)(i) to 6(e)(vii) shall also be applicable:
     (i) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchange share for able stock or securities being called “Convertible Securities”),whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities is less than the applicable Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share for which Common Stock is issuable as of the date of granting of such Options or the issuance of such Convertible Securities for the purposes of making adjustments to the Conversion Price. For purposes of this Section 6(e)(i),the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange there of, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as otherwise provided in Section 6(e)(iii) below, no further adjustment of the applicable Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

     (ii) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable(as defined below) upon such conversion or exchange is less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share for which Common Stock is issuable as of the date of the issue or sale of such Convertible Securities for the purposes of making adjustments to the Conversion Price. For purposes of this Section 6(e)(ii),the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 6(e)(iii), no further adjustment of applicable Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. If any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the applicable Conversion Price have been or are to be made pursuant to other provisions of this Section 6(e), no further adjustment of the applicable Conversion Price shall be made by reason of such issue or sale.
     (iii) Change in Option Price or Conversion Rate. If (A) the purchase price provided for in any Option referred to in Section 6(e)(i)shall be increased, (B) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) shall be increased, or (C) the rate at which Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) are convertible into or exchangeable for Common Stock shall be decreased,then, in each case, the applicable Conversion Price in effect at the time of such event shall forthwith be readjusted to the applicable Conversion Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such increased purchase price, additional consideration or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the applicable Conversion Price then in effect hereunder shall forthwith be increased to the applicable Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no readjustment pursuant to this clause shall have the effect of increasing the Conversion Price to an amount that exceeds $0.433968 (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes).
     (iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than a dividend payable in Common Stock solely to effect a subdivision or combination of Common Stock for which an adjustment to the applicable Conversion Price shall be made pursuant to Section 6(g)) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.
     (v) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board.
     (vi) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 6(e).
     (f) Certain Issues of Common Stock Excluded. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the applicable Conversion Price in the case of:
     (i) the issuance of shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock or the Class B Common Stock;
     (ii) any issuance of Common Stock or Preferred Stock upon exercise of any warrants or options outstanding on the date hereof;
     (iii) any issuance in connection with (A) acquisitions duly approved by the Board or (B) any strategic issuance in connection with strategic partnering arrangements approved by the Board;
     (iv) any issuance or sale of shares in connection with a loan or equipment leasing arrangement, provided such issuance is approved by the Board; or
     (v) the issuance from and after the date hereof of up to (x) an aggregate of 7,911,419 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class A Common Stock (or options to purchase such shares) and (y) an aggregate of 6,174,654 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class B Common Stock (or options to purchase such shares) to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock that are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation; provided, however that the number set forth above may be increased from time to time by the Board.
     (g) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 6(e)(iv) by reason thereof.
     (h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.
     (i) Notice of Adjustment. Upon any adjustment of the applicable Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of the Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the applicable Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.
     (j) Other Notices. In case at any time:
     (i) the Corporation shall declare any dividend upon its Class A Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;
     (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class;
     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;
then, in any one or more of said cases, the Corporation shall give, by certified or registered mail, postage prepaid, return receipt requested, or telecopier, addressed to each holder of any shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, (x) at least twenty (20) days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, and (y) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when such event shall take place. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription right, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.
     (k) Stock To Be Reserved. The Corporation will at all times reserve and keep available out of its authorized Class A Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation will not take any action that results in any adjustment of the applicable Conversion Price if the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate.
     (l) No Re-issuance of Series A Preferred Stock. Shares of Series A Preferred Stock that are converted into shares of Class A Common Stock as provided herein shall not be reissued.
     (m) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock that is being converted.

     (n) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner that interferes with the timely conversion of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.
          7. Redemption. At any time on or after April 8, 2009 (the “Qualified Redemption Date”), all of the outstanding shares of Series A Preferred Stock shall be redeemed at the written request of the 66 ⅔% Series A Stockholders (the “Redemption Election”), at an amount equal to the applicable Liquidation Preference Payment, on the shares of Series A Preferred Stock so redeemed (the “Redemption Price”).
     (a) Option of Holders. If the Corporation has received a Redemption Election at any time on or after the Qualified Redemption Date, the Corporation shall redeem all outstanding shares of Series A Preferred Stock in two equal annual installments, with one-half of the shares of Series A Preferred Stock held by each holder to be redeemed on the tenth (10th) day after the date of the Redemption Election (the “Initial Redemption Date”) and the balance of the shares of Series A Preferred Stock held by each holder to be redeemed on the first anniversary of the Initial Redemption Date (such anniversary date, together with the Initial Redemption Date, a “Redemption Date”).
     (b) Redemption Price and Payment. The shares of Series A Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Redemption Price. Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto to the extent permitted under the DGCL. Any Redemption Price not paid when due shall bear interest at a rate of fifteen percent (15%) per annum.
     (c) Redeemed or Otherwise Acquired Shares To Be Retired. Any shares of Series A Preferred Stock redeemed pursuant to this Section 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Preferred Stock.
          8. Amendments. No provision of Part B of this Article Fourth may be amended (whether by merger, consolidation or otherwise), modified or waived without the written consent or affirmative vote of the 66 ⅔% Series A Stockholders.
C. CLASS A COMMON STOCK TERMS.
          l. Dividend Rights. Subject to the prior declaration and payment of all Accrued Dividends and other prior rights of holders of the Series A Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Class A Common Stock shall be entitled to receive, when and as declared by the Board, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board.
          2. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, subject to the prior rights and participation rights of holders of the Series A Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to liquidation, after the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock. For purposes of this Section C.2., whenever the Corporation receives consideration other than cash, the value of any property received shall be the fair market value of such property as reasonably determined in good faith by the Board.
          3. Redemption. The Class A Common Stock is not redeemable.
          4. Voting Rights. The holders of Class A Common Stock shall be entitled to one (1) vote per share of Class A Common Stock on all matters entitled to be voted on by the stockholders of the Corporation.
D. CLASS B COMMON STOCK TERMS.
          1. Dividend Rights. The holders of Class B Common Stock are not entitled to receive any dividends.
          2. Liquidation Rights. The holders of shares of Class B Common Stock shall have no rights to participate in the proceeds of any liquidation, except in the event the shares of Class B Common Stock convert to Class A Common Stock pursuant to Section E.5. below.
          3. Redemption. The Class B Common Stock is not redeemable.
          4. Voting Rights. The holders of Class B Common Stock shall not be entitled to vote on any matters submitted to a vote of the stockholders of the Corporation; provided, that (i) at any time that such holders are entitled to vote as required by law, such holders shall have one (1) vote per share of Class B Common Stock, and (ii) this provision shall not affect the voting rights otherwise conferred on such holders as the holder of other shares of stock of the Corporation.
          5. Conversion. The holders of Class B Common Stock shall have the following conversion rights (the “Class B Conversion Rights”):
     (a) Automatic Conversion. Upon the occurrence of: (i) any liquidation, dissolution or winding up of the Corporation with a Liquidation Value of at least $34,500,000, (ii) the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, in which the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least $25,000,000 and the associated enterprise valuation of the Corporation is at least $34,500,000 (a “Class B Qualified Public Offering”), then in either such case each share of Class B Common Stock then outstanding shall automatically be converted into one (l) share of Class A Common Stock (the “Class B Conversion Rate”), subject to adjustment as provided below.
     (b) Mechanics of Conversion. Upon the occurrence of the conversion events specified in Section 5(a) above, the holders of Class B Common Stock shall, upon notice from the Corporation, immediately surrender the certificate or certificates representing such shares of Class B Common Stock, at the office of the transfer agent for the Class B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) to convert all of the shares of the Class B Common Stock represented by such certificate or certificates. Certificates surrendered for conversion therein shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date specified in the Corporation notice to holders of shares of Class B Common Stock for the shares of Class B Common Stock shall be the conversion date for the shares of Class B Common Stock (“Class B Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Class B Qualified Public Offering, the conversion may be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of Class B Common Stock shall not be deemed to have converted such Class B Common Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Class B Conversion Date, issue and deliver to the holder of such Class B Common Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Class B Common Stock.
     (c) Subdivision or Combination of Class A Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class A Common Stock into a greater number of shares, the Class B Conversion Rate in effect immediately prior to such subdivision shall be proportionately increased, and, conversely, in case the outstanding shares of Class A Common Stock shall be combined into a smaller number of shares, the Class B Conversion Rate in effect immediately prior to such combination shall be proportionately increased.
     (d) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Class B Common Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Common Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Class B Common Stock.
     (e) Stock To Be Reserved. The Corporation shall at all times when shares of Class B Common Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Class B Common Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock.
     (f) No Re-issuance of Class B Common Stock. Shares of Class B Common Stock that are converted into shares of Common Stock as provided herein shall not be reissued.
     (g) Issue Tax. The issuance of certificates for shares of Class A Common Stock upon conversion of Class B Common Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Common Stock that is being converted.
     (h) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Class B Common Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Class B Common Stock in any manner that interferes with the timely conversion of such Class B Common Stock, except as may otherwise be required to comply with applicable securities laws.
SIXTH
The Corporation is to have perpetual existence.
SEVENTH
     Meeting of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation. Any action which may be taken at a meeting of stockholders or of a class of stockholders may be taken without a meeting if a consent or consents in writing to such action, setting forth the action so taken, shall be signed by stockholders entitled to cast a majority (or such larger percentage as may at the time of such action be required by statute or this Certificate for the taking of action by stockholders without a meeting) of the votes which all such stockholders are entitled to cast thereon.
EIGHTH
     (a) No director of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.
     (b) If the DGCL or any other statute of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the corporation, then the liability of a director of the corporation shall be limited to the fullest extent permitted by the statutes of the State of Delaware, as so amended, and such elimination or limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director provided by the foregoing provisions of this Article Eighth.
     (c) Any repeal of or amendment to this Article Eighth shall be prospective only and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or amendment.
NINTH
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders are granted subject to this reservation.
TENTH
     The Corporation expressly elects not to be governed by Section 203 of the DGCL.

     IN WITNESS WHEREOF, said Corporation has caused this Amended Certificate of Incorporation to be signed this 25 th day of May, 2006.

TRUSTWAVE HOLDINGS, INC.
By:	/s/ Phillip J. Smith
Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:08 PM 12/29/2006
FILED 06:08 PM 12/29/2006
SRV 061202785 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     TrustWave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of TrustWave holdings, Inc., by the unanimous written consent of its members, duly adopted the following resolutions:
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended said Section A of the Fifth Article shall be and read as follows:
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 132,700,402 shares, divided into (i) 110,242,511 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 104,067,857 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”): and (ii) 22,457,891 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-l Preferred Stock (the “Series A-l Preferred Stock”), and (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock,” together with the Series A-l Preferred Stock, the “Series A Preferred Stock”).
     SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 29th day of December, 2006.

/s/ Phillip J. Smith
Name:	Phillip J. Smith
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:29 PM 06/01/2007
FILED 04:02 PM 06/01/2007
SRV 070664240 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     TrustWave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of TrustWave holdings, Inc., by the unanimous written consent of its members, duly adopted the following resolutions:
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended said Section A of the Fifth Article shall be and read as follows:
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 137,225,402 shares, divided into (i) 114,767,511 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 108,592,857 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 22,457,891 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-l Preferred Stock (the “Series A-l Preferred Stock”), and (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock,” together with the Series A-l Preferred Stock, the “Series A Preferred Stock”).
     SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 1st day of June, 2007.

/s/ Phillip J. Smith
Name:	Phillip J. Smith
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:04 PM 08/22/207
FILED 11:54 AM 08/22/2007
SRV 070945782 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     TrustWave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of TrustWave Holdings, Inc., by unanimous written consent of its members, duly adopted the following resolutions:
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended, said Section A of the FIFTH Article shall be and read as follows:
A. AUTHORIZED SHARES.
          The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 141,725,402 shares divided into (i) 119,267,511 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 113,092,857 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 22,457,891 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-l Preferred Stock (the “Series A-l Preferred Stock”), and (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock.” together with the Series A-l Preferred Stock, the “Series A Preferred Stock”).
          SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
          IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 21st day of August, 2007

/s/ Phillip J. Smith
Name:	Phillip J. Smith
Title:	Secretary

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:26 PM 06/02/2008
FILED 12:59 PM 06/02/2008
SRV 080651804 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     Trustwave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of Trustwave Holdings, Inc., by the unanimous written consent of its members, duly adopted the following resolutions:
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended said Section A of the Fifth Article shall be and read as follows:
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 153,490,108 shares, divided into (i) 125,149,864 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 118,975,210 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 28,340,244 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-l Preferred Stock (the “Series A-1 Preferred Stock”), (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock.” and together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”)), and (C) 5,882,353 shares shall be designated as Series B Preferred Stock (the “Series B Preferred Stock”).
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Sections B and C of the FIFTH Article thereof so that, as amended said Sections B and C of the Fifth Article shall be and read as set forth on the attached Exhibit I.
     SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of

Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 3rd day of June, 2008.

/s/ Phillip J. Smith
Name:	Phillip J. Smith
Title:	Secretary

EXHIBIT I
B. PREFERRED STOCK TERMS.
     The issuance price of the Series A-l Preferred Stock shall be $0.971506 per share (the “Series A-l Original Issuance Price”), the Series A-2 Preferred Stock shall be $0.433968 per share (the “Series A-2 Original Issuance Price”) (the Series A-l Original Issuance Price and Series A-2 Original Issuance Price are sometimes individually referred to as the applicable “Series A Original Issuance Price”), and the Series B Preferred Stock shall be $1.70 per share (the “Series B Original Issuance Price”), in each case, subject to equitable adjustment for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar events. The number of shares of Preferred Stock that may be issued may be decreased, at any time and from time to time, by resolution of the Board of Directors of the Corporation (the “Board”); provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than the number of such shares then outstanding. The Preferred Stock shall have the following rights, designations, preferences, qualifications, privileges, limitations and restrictions:
          1. Rank. The Series A Preferred Stock shall rank senior to the Series B Preferred Stock, the Common Stock and any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, but shall rank junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.
          2. Voting. Except as may be otherwise provided in this Certificate or required by law, the Preferred Stock shall vote, together with all other classes and series of stock of the Corporation who are entitled to vote on any matter, as a single class on all actions to be taken by the stockholders of the Corporation, including without limitation, increasing or decreasing the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each action on which such holder votes as shall equal the number of shares of Class A Common Stock into which each share of Preferred Stock is then convertible.
          3. Dividends.
     (a) Series A Preferred Stock. Dividends on each outstanding share of Series A Preferred Stock shall accrue annually and be cumulative, at the annual rate of (i) for each share of Series A-l Preferred Stock, $0.045651, (ii) for each share of Series A-2 Preferred Stock, $0.043458 (collectively, the “Series A Accrued Dividends’’’), payable only upon (x) liquidation, dissolution or winding up of the Corporation as provided in Section 4 of this Section B, (y) redemption of the Series A Preferred Stock as provided in Section 7 of this Section B, and (z) when, as and if declared by the Board, and not otherwise, and in all cases only to the extent permitted under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code 1953, as amended (the “DGCL”). Upon redemption of the Series A Preferred Stock, all unpaid Series A Accrued Dividends, whether or not earned or declared, to and until the date of such redemption, shall become immediately due and payable and shall be paid in full to the extent permitted under the DGCL.
     (b) Series B Preferred Stock. Dividends on each outstanding share of Series B Preferred Stock shall accrue annually and be cumulative, at the annual rate, for each share of Series B Preferred, of eight percent (8%) per annum on the Series B Original Issuance Price (the “Series B Accrued Dividends”) (the Series A Accrued Dividends and Series B Accrued Dividends are sometimes individually referred to as the applicable “Accrued Dividends”), payable only upon (x) liquidation, dissolution or winding up of the Corporation as provided in Section 4 of this Section B, and (y) when, as and if declared by the Board, and not otherwise, and in all cases only to the extent permitted under the DGCL.
     (c) Participating Dividends. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock for which an adjustment to the applicable Conversion Price (as defined below) is made pursuant to Section 6 of this Section B) are paid with respect to the Class A Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Class A Common Stock into which such share of Preferred Stock is then convertible) when, as and if declared by the Board (“Participating Dividends”).
          4. Liquidation.
     (a) Series A Preference. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any distribution or payment is made upon the Series B Preferred Stock, the Common Stock or any other stock ranking on liquidation junior to the Series A Preferred Stock, to be paid an amount equal to the applicable Series A Original Issuance Price per share of such Preferred Stock plus, in the case of each such share, an amount equal to any Series A Accrued Dividends unpaid thereon, less, in case of each such share, any Participating Dividends received (such amount payable with respect to one share of Series A Preferred Stock being sometimes referred to as the “Series A Liquidation Preference Payment” and with respect to all shares of Series A Preferred Stock being sometimes referred to as the “Series A Liquidation Preference Payments”). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to the holders of the Series A Preferred Stock of the full amount of the Series A Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series A Preferred Stock based on the portion of the Series A Liquidation Preference Payments each such holder is otherwise entitled to receive.

     (b) Series B Preference. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled, before any distribution or payment is made upon the Common Stock or any other stock ranking on liquidation junior to the Series B Preferred Stock, but after the payment to the holders of the Series A Preferred Stock of the full amount of the Series A Liquidation Preference Payments, to be paid an amount equal to the Series B Original Issuance Price per share of Series B Preferred Stock plus, in the case of each such share, an amount equal to any Series B Accrued Dividends unpaid thereon, less, in case of each such share, any Series B Participating Dividends received (such amount payable with respect to one share of Series B Preferred Stock being sometimes referred to as the “Series B Liquidation Preference Payment” and with respect to all shares of Series B Preferred Stock being sometimes referred to as the “Series B Liquidation Preference Payments”) (the Series A Liquidation Preference Payments and Series B Liquidation Preference Payments are sometimes individually referred to as the applicable “Liquidation Preference Payments”). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation to be distributed among the holders of the Series B Preferred Stock shall be insufficient to permit payment to the holders of the Series B Preferred Stock of the full amount of the Series B Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series B Preferred Stock based on the portion of the Series B Liquidation Preference Payments each such holder is otherwise entitled to receive.
     (c) Remaining Net Assets. After the holders of Series A Preferred Stock shall have been paid in full the Series A Liquidation Preference Payments to which they shall be entitled and the holders of Series B Preferred Stock shall have been paid in full the Series B Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of shares of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock.
     (d) Consolidation, Merger, Etc. The consolidation or merger of the Corporation into or with any other entity or entities that results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except (i) if the Corporation is the surviving entity, or (ii) for a merger solely to effect a reincorporation of the Corporation in another state), and the sale, transfer or other disposition by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Section B unless the holders of at least 66 ⅔% of the then outstanding shares of Series A Preferred Stock (the “66 ⅔% Series A Stockholders”), voting separately as a class, elect otherwise. In connection with any such transaction contemplated by the preceding sentence, all consideration payable to the stockholders of the Corporation, in connection with a merger or consolidation, or all consideration payable to the Corporation, together with all other available assets of the Corporation (net of obligations owed by the Corporation), in the case of a sale of assets, shall be paid to and, in the case of a merger or consolidation, deemed distributed (to the fullest extent permitted by law) or, in the case of a sale of assets, available for distribution and payment as provided herein, to the holders of capital stock of the Corporation in accordance with the preference and priorities set forth in this Section 4, with such preferences and priorities specifically intended to be applicable in any such merger, consolidation or sale of assets as if the same were a liquidation, dissolution or winding up of the Corporation. If applicable, the Corporation shall either (i) cause the agreement and plan of merger or consolidation to provide as a consequence of such merger or consolidation for the conversion of the Preferred Stock into the right to receive an amount (either in cash, or, at the option of the 66 ⅔% Series A Stockholders in the case of a merger or consolidation for stock, stock of the surviving corporation) equal to the applicable amount payable under this Section 4 or (ii) immediately concurrent with the consummation of the sale of all or substantially all of the assets of the Corporation, cause the redemption of all outstanding shares of the Preferred Stock for an amount either in cash or, at the option of the 66 ⅔% Series A Stockholders in the case of a sale of assets for stock, stock of the surviving corporation equal to the applicable amount payable under this Section 4. In the event of the foregoing redemption, (A) the Corporation shall revalue its assets and liabilities to the fullest extent permitted by law to determine lawfully available funds for such redemption, and (B) if the Corporation shall not have such funds available to redeem all such shares, the Corporation shall redeem such shares in order of priority in accordance with the liquidation amounts payable with respect to each series and class of Preferred Stock and Common Stock under this Section 4 and, where applicable, ratably in proportion to the amount payable to the holders thereof under this Section 4, to the fullest extent of available funds as the same become available.
     (e) Distributions Other than Cash. Whenever the distribution provided for in this Section 4 shall be payable in whole or in part in property other than cash, the value of any property distributed shall be the fair market value of such property as reasonably determined in good faith by the Board. All distributions of property other than cash made hereunder shall be made, to the maximum extent possible, in order of priority in accordance with the liquidation amounts payable with respect to each series and class of Preferred Stock and Common Stock under this Section 4 and, where applicable, ratably in proportion to the amount payable to the holders thereof under this Section 4.
          5. Protective Provisions. Without the prior written consent or affirmative vote of the 66 ⅔% Series A Stockholders, consenting or voting, as the case may be, separately as a class, the Corporation shall not:
     (a) Amend, alter, change, waive or repeal any provisions of, or add any provisions to, this Certificate or the Bylaws of the Corporation relating to the rights of the Series A Preferred Stock or the number of authorized shares of

Preferred Stock or Common Stock or the number of authorized directors of the Board; or
     (b) Authorize or issue any securities of the Corporation (or any instrument convertible or exchangeable into a security of the Corporation) senior to or on parity with the Series A Preferred Stock in any respect.
At such time as less than forty percent (40%) of the Series A Preferred Stock originally issued by the Corporation remains outstanding, the provisions of Section 5 of this Section B shall automatically terminate and be of no further force and effect.
          6. Conversion. The holders of Preferred Stock shall have the following conversion rights (the “Preferred Conversion Rights”):
     (a) Right to Convert.
     (i) Each share of Series A-l Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $0.433968, as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes (the “Series A Designated Price”) by the Series A-l Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-l Preferred Stock (the “Series A-l Conversion Price”) shall initially be $0.433968 per share.
     (ii) Each share of Series A-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing the Series A Designated Price by the Series A-2 Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series A-2 Preferred Stock (the “Series A-2 Conversion Price”) (the Series A-l Conversion Price and Series A-2 Conversion Price are sometimes individually referred to as the applicable “Series A Conversion Price”) shall initially be $0.433968 per share.
     (iii) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $1.70, as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes (the “Series B Designated Price”) by the Series B Conversion Price (as defined below) in effect at the time of conversion. The conversion price of Series B Preferred Stock (the “Series B Conversion Price”) (the Series A Conversion Price and Series B Conversion Price are sometimes individually referred to as the applicable “Conversion Price”) shall initially be $1.70 per share.

     (iv) The Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Class A Common Stock, shall be subject to adjustment as provided below,
     (b) Automatic Conversion.
     (i) All shares of Series A Preferred Stock then outstanding shall automatically be converted into shares of Class A Common Stock, at the then effective Conversion Price, upon (i) the vote or consent in writing of the 66 2/3% Series A Stockholders that all of the Series A Preferred Stock shall be converted into shares of Class A Common Stock, or (ii) the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), in which (A) the public offering price is greater than $4.27 per share (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes) less all Participating Dividends and Accrued Dividends distributed, and (B) the net cash proceeds to the Corporation (after deduction of underwriting discounts, commissions and expenses of sale) are at least $25,000,000 (a “Series A Qualified Public Offering”).
     (ii) All shares of Series B Preferred Stock then outstanding shall automatically be converted into shares of Class A Common Stock, at the then effective Conversion Price, upon the closing of the sale of shares of Class A Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, after which shares of Class A Common Stock are listed on the National Association of Securities Dealers Automated Quotation System or the New York Stock Exchange (a “Series B Qualified Public Offering”) (the Series A Qualified Public Offering and Series B Qualified Public Offering are sometimes individually referred to as the applicable “Qualified Public Offering”).
     (c) Fractional Shares. No fractional shares of Class A Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to the product (calculated to the nearest cent) of such fraction and the fair market value of one share of Class A Common Stock as determined in good faith by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock that the holder is then converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon conversion of such shares of Preferred Stock.
     (d) Mechanics of Conversion.
     (i) Except as provided in subparagraph (ii)below,in order for a holder of Preferred Stock to convert shares of Preferred Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates representing such shares of Preferred Stock, at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any portion of the shares of the Preferred Stock represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (“Conversion Date”). If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act that is not a Series A Qualified Public Offering, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities pursuant to the underwritten offering. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver to the holder of such Preferred Stock, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Preferred Stock, together with cash in lieu of any fractional share.
     (ii) In the event of a conversion pursuant to Section 6(b) above, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agents. Such automatic conversion shall be deemed to have been made on the effective date of the applicable vote or written consent or immediately prior to the closing of the applicable Qualified Public Offering, as the case may be, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on such date, which date shall be the “Automatic Conversion Date.” Immediately upon such automatic conversion, all shares of Preferred Stock subject to such automatic conversion shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate, except only the right of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates representing the number of shares of Class A Common Stock into which such Preferred Stock has been converted, together with cash in lieu of any fractional share, as provided in Section 6(c) above. In the event that the automatic conversion of Series A Preferred Stock is pursuant to the vote or consent of the 66 2/3% Series A Stockholders, the 66 2/3% Series A Stockholders shall give written notice (the “Majority Conversion Notice”) to the Corporation and to each other holder of Series A Preferred Stock promptly following the vote or consent, as applicable, that the shares of Series A Preferred Stock shall be converted to Class A Common Stock. In the event that the automatic conversion of Preferred Stock is in connection with a Qualified Public Offering, the Corporation shall give the holders of the applicable Preferred Stock reasonable notice of, but in no event less than fifteen (15) business days prior to, the closing of the Qualified Public Offering. Promptly following the date on which the 66 2/3% Series A Stockholders give the Majority Conversion Notice or at the closing of the Qualified Public Offering, as the case may be, each holder of the applicable Preferred Stock shall surrender to the Corporation or its transfer agent the certificate(s) representing such holder’s applicable Preferred Stock together with a notice that states such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form and substance satisfactory to the Corporation, duly executed by the registered holder or such holder’s attorney duly authorized in writing. The Corporation shall not be obligated to issue certificates representing the shares of Class A Common Stock issuable upon such automatic conversion unless and until the certificates representing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, including an indemnity bond in such amount as the Corporation deems appropriate in its discretion. As soon as practicable following the Automatic Conversion Date and the surrender by the holder of the certificate or certificates representing Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or to such holder’s nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon conversion of such Preferred Stock, together with cash in lieu of any fractional share.
     (iii) The Corporation shall at all times when shares of Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of Preferred Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Class A Common Stock issuable upon conversion of Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Class A Common Stock at such adjusted Conversion Price.
     (e) Adjustment of Series A Conversion Price upon Issuance of Common Stock. Except as provided in Section 6(f), if and whenever the Corporation shall issue or sell, or is, in accordance with Sections 6(e)(i) through 6(e)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the applicable Series A Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the applicable Series A Conversion Price shall be reduced by multiplying the applicable Series A Conversion Price by a fraction, (1) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or deemed to be received) by the Corporation for such issuance would purchase at the applicable Series A Conversion Price in effect immediately prior to such issue or sale, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding and deemed to be outstanding in accordance with Sections 6(e)(i)- 6(e)(vii) below immediately after such issue or sale; provided, however, that, for the purpose of this Section 6(e), all shares of Class A Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to such issue or sale shall be deemed to be outstanding prior to and after such issue or sale (using, for the purposes of such calculation, the applicable Conversion Price in effect immediately prior to such issue or sale). For purposes of this Section 6(e), the following Sections 6(e)(i) to 6(e)(vii) shall also be applicable:
     (i) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities is less than the applicable Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share for which Common Stock is issuable as of the date of granting of such Options or the issuance of such Convertible Securities for the purposes of making adjustments to the Series A Conversion Price. For purposes of this Section 6(e)(i), the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as otherwise provided in Section 6(e)(iii) below, no further adjustment of the applicable Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.
     (ii) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable (as defined below) upon such conversion or exchange is less than the applicable Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share for which Common Stock is issuable as of the date of the issue or sale of such Convertible Securities for the purposes of making adjustments to the Series A Conversion Price. For purposes of this Section 6(e)(ii), the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 6(e)(iii), no further adjustment of applicable Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. If any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the applicable Conversion

Price have been or are to be made pursuant to other provisions of this Section 6(e), no further adjustment of the applicable Conversion Price shall be made by reason of such issue or sale.
     (iii) Change in Option Price or Conversion Rate. If (A) the purchase price provided for in any Option referred to in Section 6(e)(i) shall be increased, (B) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) shall be increased, or (C) the rate at which Convertible Securities referred to in Section 6(e)(i) or 6(e)(ii) are convertible into or exchangeable for Common Stock shall be decreased, then, in each case, the applicable Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the applicable Series A Conversion Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such increased purchase price, additional consideration or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the applicable Series A Conversion Price then in effect hereunder shall forthwith be increased to the applicable Series A Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no readjustment pursuant to this clause shall have the effect of increasing the Series A Conversion Price to an amount that exceeds $0.433968 (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations and other similar capitalization changes).
     (iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than a dividend payable in Common Stock solely to effect a subdivision or combination of Common Stock for which an adjustment to the applicable Series A Conversion Price shall be made pursuant to Section 6(g)) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.
     (v) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board.
     (vi) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
     (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 6(e).
     (f) Certain Issues of Common Stock Excluded. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the applicable Series A Conversion Price in the case of:
     (i) the issuance of shares of Class A Common Stock issuable upon conversion of the Preferred Stock or the Class B Common Stock;
     (ii) any issuance of Common Stock or Preferred Stock upon exercise of any warrants or options outstanding on the date hereof;
     (iii) any issuance in connection with (A) acquisitions duly approved by the Board or (B) any strategic issuance in connection with strategic partnering arrangements approved by the Board;
     (iv) any issuance or sale of shares in connection with a loan or equipment leasing arrangement, provided such issuance is approved by the Board; or
     (v) the issuance from and after the date hereof of up to (x) an aggregate of 7,911,419 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class A Common Stock (or options to purchase such shares) and (y) an aggregate of 6,174,654 shares (appropriately adjusted to reflect the occurrence of any event described in Section 6(g)) of Class B Common Stock (or options to purchase such shares) to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock that are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation; provided, however that the number set forth above may be increased from time to time by the Board.
     (g) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 6(e)(iv) by reason thereof.
     (h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.
     (i) Notice of Adjustment. Upon any adjustment of the applicable Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of the applicable Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the applicable Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.
     (j) Other Notices. In case at any time:
     (i) the Corporation shall declare any dividend upon its Class A Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;
     (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class;
     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or
     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;
then, in any one or more of said cases, the Corporation shall give, by certified or registered mail, postage prepaid, return receipt requested, or telecopier, addressed to each holder of any shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, (x) at least twenty (20) days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, and (y) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when such event shall take place. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription right, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.
     (k) Stock To Be Reserved. The Corporation will at all times reserve and keep available out of its authorized Class A Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation will not take any action that results in any adjustment of the applicable Conversion Price if the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate.

          (1) No Re-issuance of Preferred Stock. Shares of Preferred Stock that are converted into shares of Class A Common Stock as provided herein shall not be reissued.
          (m) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock that is being converted.
          (n) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner that interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.
          7. Redemption. At any time on or after April 8, 2009 (the “Qualified Redemption Date”), all of the outstanding shares of Series A Preferred Stock shall be redeemed at the written request of the 66 2/3 % Series A Stockholders (the “Redemption Election”), at an amount equal to the applicable Series A Liquidation Preference Payment, on the shares of Series A Preferred Stock so redeemed (the “Redemption Price”). The Series B Preferred Stock is not redeemable.
          (a) Option of Holders. If the Corporation has received a Redemption Election at any time on or after the Qualified Redemption Date, the Corporation shall redeem all outstanding shares of Series A Preferred Stock in two equal annual installments, with one-half of the shares of Series A Preferred Stock held by each holder to be redeemed on the tenth (10th) day after the date of the Redemption Election (the “Initial Redemption Date”) and the balance of the shares of Series A Preferred Stock held by each holder to be redeemed on the first anniversary of the Initial Redemption Date (such anniversary date, together with the Initial Redemption Date, a “Redemption Date”).
          (b) Redemption Price and Payment. The shares of Series A Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Redemption Price. Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto to the extent permitted under the DGCL. Any Redemption Price not paid when due shall bear interest at a rate of fifteen percent (15%) per annum.
          (c) Redeemed or Otherwise Acquired Shares To Be Retired. Any shares of Series A Preferred Stock redeemed pursuant to this Section 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Preferred Stock.

          8. Amendments. No provision of this Part B may be amended (whether by merger, consolidation or otherwise), modified or waived without the written consent or affirmative vote of the 66 2/3% Series A Stockholders.
C. CLASS A COMMON STOCK TERMS.
          1. Dividend Rights. Subject to the prior declaration and payment of all Accrued Dividends and other prior rights of holders of the Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Class A Common Stock shall be entitled to receive, when and as declared by the Board, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board.
          2. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, subject to the prior rights and participation rights of holders of the Preferred Stock and the holders of all classes of stock at the time outstanding having prior rights as to liquidation, after the holders of Preferred Stock shall have been paid in full the Liquidation Preference Payments to which they shall be entitled, the remaining net assets of the Corporation shall be distributed among the holders of Class A Common Stock and the holders of Series A Preferred Stock pro rata based on the number of shares of Class A Common Stock held by each such holder, treating each share of Series A Preferred Stock as if converted to Class A Common Stock. For purposes of this Section C.2., whenever the Corporation receives consideration other than cash, the value of any property received shall be the fair market value of such property as reasonably determined in good faith by the Board.
          3. Redemption. The Class A Common Stock is not redeemable.
          4. Voting Rights. The holders of Class A Common Stock shall be entitled to one (1) vote per share of Class A Common Stock on all matters entitled to be voted on by the stockholders of the Corporation.

               State of Delaware
               Secretary of State
         Division of Corporations
   Delivered 06:55 PM 08/26/2009
       FILED 06:55 PM 08/26/2009
   SRV 090811006 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     Trustwave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of Trustwave Holdings, Inc., by the unanimous written consent of its members, duly adopted the following resolutions:
     RESOIVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended said Section A of the Fifth Article shall be and read as follows:
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 159,690,108 shares, divided into (i) 131,349,864 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which: (A) 125,175,210 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 28,340,244 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”). (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock.” and together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”)), and (C) 5,882,353 shares shall be designated as Series B Preferred Stock (the “Series B Preferred Stock”).
     SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 26th day of August, 2009.

/s/ Phillip J. Smith
Name:	Phillip J. Smith
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:26 PM 03/01/2010
FILED 08:26 PM 03/01/2010
SRV 10023446 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     Trustwave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of Trustwave Holdings, Inc., by the unanimous written consent of its members, duly adopted the following resolutions:
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended said Section A of the Fifth Article shall be and read as follows:
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 171,290,108 shares, divided into (i)142,949,864 shares of common stock par value $0.0001 per share (the “Common Stock”) of which: (A) 136,775,210 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”): and (ii) 28,340,244 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”), (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock.” and together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”)), and (C) 5,882,353 shares shall be designated as Series B Preferred Stock (the “Series B Preferred Stock”).
     SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 28th day of February, 2010.

/s/ Phillip J. Smith
Name:	Phillip J. Smith
Title:	Secretary

                 State of Delaware
                 Secretary of State
        Division of Corporations
   Delivered 03:45 PM 06/18/2010
     FILED 03:39 PM 06/18/2010
   SRV 100671518 — 3939737 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
TRUSTWAVE HOLDINGS, INC.
     Trustwave Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of Trustwave Holdings, Inc., by the unanimous written consent of its members, duly adopted the following resolutions:
     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing Section A of the FIFTH Article thereof so that, as amended said Section A of the Fifth Article shall be and read as follows:
A. AUTHORIZED SHARES.
     The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 178,690,108 shares, divided into (i) 150,349,864 shares of common stock, par value $0.0001 per share (the “Common Stock”) of which; (A) 144,175,210 shares shall be designated as Class A Voting Common Stock (the “Class A Common Stock”) and (B) 6,174,654 shares shall be designated as Class B Non-Voting Common Stock (the “Class B Common Stock”); and (ii) 28,340,244 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) of which: (A) 10,952,633 shares shall be designated as Series A-l Preferred Stock (the “Series A-1 Preferred Stock”). (B) 11,505,258 shares shall be designated as Series A-2 Preferred Stock (the “Series A-2 Preferred Stock,” and together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”)), and (C) 5,882,353 shares shall be designated as Series B Preferred Stock (the “Series B Preferred Stock”).
     SECOND: That, in lieu of holding a formal meeting of the stockholders of said corporation’ in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Authorized Officer, this 18th June, 2010.

/s/ Phillip J. Smith
Name:	Phillip J Smith
Title:	Secretary